                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        -------------------------------

                                  MAY 4, 1998
                                (Date of Report)

                           NCI BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-19885                    76-0127701
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                                 7301 FAIRVIEW
                             HOUSTON, TEXAS  77041
                    (Address of principal executive offices)

                                 (713) 466-7788
                        (Registrant's telephone number,
                              including area code)
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         ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

                          On May 4, 1998, the Registrant purchased all of the
issued and outstanding capital stock of Amatek Holdings, Inc., a Texas corporation ("Amatek"), from BTR Australia Limited, a corporation organized under the laws of Australia ("BTR"), for an aggregate of $550,000,000 in cash. The primary asset of Amatek is its indirect wholly-owned operating subsidiary, Metal Building Components, Inc. and its operating subsidiaries (collectively, "MBCI"). In addition to the cash purchase price, the Registrant issued to certain key employees of MBCI an aggregate of 700,000 unregistered shares of its common stock, $0.01 par value. The purchase price is subject to adjustment based on the results of an audit of MBCI by an independent auditing firm as to the net worth of MBCI as of May 4, 1998.

                          MBCI designs, manufactures and markets components and
standing seam roofs for metal building systems, used primarily for commercial, industrial and agricultural applications, and provides coil coating and painting services for a number of applications. Registrant intends to continue to use MBCI's assets for such purposes. MBCI operates 17 components manufacturing facilities in 14 states, and conducts hot and cold roll coating operations and painting services at five facilities in five different states. The Registrant will operate MBCI's components business and roll-coating business as separate entities and will continue to market and manufacture MBCI's products under "MBCI," "Metal Prep," "Metal Coaters" and various other trade names.

                          The purchase price was determined through
arm's-length negotiation between Registrant and BTR, which had no pre-existing relationship with the Registrant or any of its affiliates or any of the directors or officers of the Registrant or any of their associates. The purchase price has been paid as follows: (a) $10,000,000 in cash was paid at the closing on May 4, 1998 from Registrant's working capital and (b) $540,000,000 in cash was paid at the closing on May 4, 1998 after the Registrant funded the initial loan under its new $600,000,000 credit facility with NationsBank, N.A., Swiss Bank Corporation and various other bank lenders.

         ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

                          (a) Financial Statements of Business Acquired. It is impracticable to provide the required financial statements with respect to the business acquired at the time of the filing of this Form 8-K. Such required financial statements will be filed under cover of a Form 8-K/A as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed.

                          (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information with respect to the business acquired at the time of the filing of this Form 8-K. Such required pro forma financial information will be filed under cover of a Form 8-K/A as soon as practicable, but not later than 60 days after the date on which this Form 8-K must be filed.

                          (c) Exhibits. The following exhibits are filed herewith:

                                  2.1    Stock Purchase Agreement, dated
                                         March 25, 1998, by and among BTR
                                         Australia Limited and the
                                         Registrant, and joined therein for
                                         certain purposes by BTR plc
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                                  2.2    Letter Agreement, dated May 4, 1998,
                                         by and among the Registrant, BTR
                                         Australia Limited and BTR plc,
                                         amending the Stock Purchase
                                         Agreement

                                  *23.1  Consent of Accountants




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*        To be filed by amendment





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                NCI BUILDING SYSTEMS, INC.
                                      (Registrant)



                                By:/s/ Robert J. Medlock
                                   --------------------------------------------
                                   Robert J. Medlock, Vice President and
                                   Chief Financial Officer

                                Dated: May 19, 1998





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                         DESCRIPTION
-------                        -----------

  2.1          Stock Purchase Agreement, dated March 25, 1998, by and among BTR
               Australia Limited and the Registrant, and joined therein for certain purposes by BTR plc

  2.2          Letter Agreement, dated May 4, 1998, by and among the Registrant, BTR
               Australia Limited and BTR plc, amending the Stock Purchase
               Agreement

  *23.1        Consent of Accountants


----------------------------------
* To be filed by amendment